                                                                   EXHIBIT 10.17



                       FIRST AMENDMENT OF LEASE AGREEMENT
                            WITH OPTION TO PURCHASE


         This First Amendment of Lease Agreement with Option to Purchase (this "First Amendment") is made and entered into effective as of August 12, 1993, by and between C & M LAND ACCOUNT, a Louisiana partnership ("Lessor"), and HANOVER COMPRESSOR COMPANY, a Delaware corporation ("Lessee").

                                R E C I T A L S

         A. On or before June 8, 1993, Lessor and Lessee entered into a Lease Agreement with Option to Purchase (the "Lease") concerning all of that certain tract or parcel of land located in Lafayette, Louisiana being described in Exhibit "A" attached hereto, together with any and all improvements now located thereon or hereafter constructed.

         B. Simultaneously with the execution of the Lease, Lessor and Lessee entered into that certain Workletter (the "Workletter") dated June 8, 1993, relative to the construction and completion of the Leased Premises described in the Lease.

         C. Lessor and Lessee desire to execute this First Amendment to amend the "Term of Lease" and "Delayed Possession" provisions of the Lease and to make certain agreements concerning the Final Plans (as defined in the Workletter).

                              A G R E E M E N T S

         NOW THEREFORE, for and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, Lessor and Lessee hereby agree as follows:

         1. Section 2 of the Lease is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

                 "2.      TERM OF LEASE

                 Subject to the terms, covenants, agreements, and conditions herein, the lease term shall be for ten (10) years commencing on August 12, 1993, and expiring on August 11, 2003."

         2. Section 6 of the Lease is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

                 "6.      DELAYED POSSESSION

                 Notwithstanding anything to the contrary herein, in the event Lessor is not able to tender possession of the Leased Premises to Lessee with all Leasehold Improvements (as defined in the Workletter) fully completed on or before February 28, 1994, Lessee shall have the option to terminate this Lease on or before March 31, 1994."

         3. Notwithstanding the terms and provisions of Section 1 of the Workletter, Lessor and Lessee hereby agree that those certain architectural drawings dated July 22, 1993, prepared for Hanover Compressor Company by Edmond
E. Dupre, Inc. consisting of eight (8) pages shall constitute the Final Plans as defined in the Workletter. In addition, Lessor and Lessee hereby agree to amend the Final Plans as follows:

                 a. Gas drop lines will be located in the main shop and the paint shop as required by Lessee.

                 b. A Gardner/Denver Model APOQ 30 horsepower (233 Phase) air compressor will be installed in the Leased Premises in a manner and location acceptable to Lessee, and air "hook-up" lines will be located in the main shop and the paint shop as required by Lessee.

                 c. Overhead doors will be installed with high lift manufacturing as required by Lessee. In the event high lift doors will not be able to clear the fifty
                          (50) foot span of the crane, canister doors acceptable to Lessee will be installed.

                 d. Lessee will assure that the crane to be installed in the Leased Premises will accept 230 three phase power.

         4. Lessor and Lessee specifically acknowledge and agree that, except as modified and amended herein, the Lease and Workletter are hereby ratified and affirmed in their entirely and remain in full force and effect as though set forth herein.

                 EXECUTED as of the date set forth first above.



                                        LESSOR:

                                        C & M LAND ACCOUNT


                                        By:
                                           ---------------------------
                                        Name:
                                             -------------------------
                                        Title:
                                              ------------------------



                                        LESSEE:

                                        HANOVER COMPRESSOR COMPANY


                                        By:
                                           ---------------------------
                                        Name:
                                             -------------------------
                                        Title:
                                              ------------------------

                                LEASE AGREEMENT
                            WITH OPTION TO PURCHASE

         This Lease Agreement (hereinafter this "Lease"), dated June _, 19_, between C & M LAND ACCOUNT, a Louisiana partnership whose address is P.O. Box 51808, Lafayette, Louisiana 70505-1808, and/or assigns (hereinafter referred to as "Lessor"), and HANOVER COMPRESSOR COMPANY, a Delaware corporation, whose address is 4245 North Central Expressway, Suite 350, Dallas, Texas 75205 (hereinafter referred to as "Lessee").

1.       LEASED PREMISES

         The "Leased Premises" consists of that certain tract or parcel of land located in Lafayette, Louisiana being described in Exhibit "A" and made a part hereof for all intents and purposes, together with any and all improvements now located thereon or hereafter constructed.

2.       TERM OF LEASE

         Subject to the terms, covenants, agreements and conditions herein, lease term shall be for ten (10) years commencing on the date Lessee acknowledges in writing to Lessor approval of the plans and specifications for all improvements to be constructed by Lessor pursuant to that certain workletter (the "Workletter") of even date herewith between Lessor and Lessee (the "Commencement Date").

3.       RENT

         Lessee shall pay to Lessor as rent during the term of this Lease Four Thousand Nine Hundred Ninety-Five and No/100 Dollars ($4,995.00) per month payable in advance. Notwithstanding the Commencement Date of the Lease set forth in Paragraph 2 above Lessee shall not be obligated to commence rent payments until the date Lessor tenders possession of the Leased Premises to Lessee with all Leasehold Improvements (as defined in the Workletter) fully completed pursuant to the Workletter and Lessee occupies the Leased Premises. Rent shall be due and payable upon such occupancy by Tenant and rent for subsequent months shall be payable on the first day of each calendar month thereafter. Rent payments for any fractional month shall be prorated. All rent payments shall be made by Lessee to Lessor at Lessor's address first designated above, or such other place as the Lessor may designate in advance to Lessee in writing.

4.       SECURITY DEPOSIT

         On or before the Commencement Date, Lessee shall deposit with Lessor a security deposit in the amount of Fourteen Thousand Nine Hundred Eight-Five and No/100 Dollars ($14,985.00) which is pledged to secure the faithful performance of all obligations of Lessee under this Lease. Said deposit shall be non-interest bearing and shall not be considered rent under this Lease. Said deposit shall not be released until this Lease has terminated and it has been determined by Lessor that Lessee has complied with all of Lessee's obligations under this Lease. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply, or retain all or any portion of said deposit for the payment of any rent or other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby.

5.       EARLY OCCUPANCY

         If Lessee occupies the Leased Premises prior to the Commencement Date, Lessee's occupancy of the Leased Premises shall be subject to all of the provisions of this Lease Early occupancy of the Leased Premises shall not advance the expiration date of this Lease. Lessee shall pay rent and all other charges specified in this Lease for the early occupancy period.

6.       DELAYED POSSESSION

         Notwithstanding anything to the contrary herein, Lessee shall have the option to terminate this Lease on or before January 31, 1994, if Lessor is not able to tender possession of the Leased Premises to Lessee with all Leasehold Improvements (as defined in the Workletter) fully completed on or before December 31, 1993.

7.       UTILITY CHARGES

         Lessee shall pay all charges for water, electricity, gas, telephone, and all other utility services furnished to the Leased Premises, and shall also pay sewer charges and associated taxes.

8.       USE, COMPLIANCE WITH LAWS, AND RESTRICTIONS

         Lessee may use and the Leased Premises for any industrial purpose permitted by law and for any other lawful purpose. Lessee shall have the peaceful and quiet use of the Leased Premises for the previously stated purpose without hindrance on the part of Lessor, and Lessor shall warrant and defend Lessee in such peaceful and quiet use against the lawful claims of all persons. Lessee shall not breach or suffer the breach of any of the conditions, agreements, and current restrictions of record affecting the Leased Premises and shall hold Lessor harmless from all consequences of any such breach.

         Lessee agrees at all pertinent times herein to comply with all city, state, and federal environmental laws, rules, and regulations concerning but not limited to the storage, removal, or use of hazardous materials or wastes, and Lessee further agrees to allow annual inspections by Lessor or its agents to determine if Lessee is in full compliance with this subpart.

         Lessee further agrees to hold Lessor harmless and to indemnify it from any and all claims or liability, plus reasonable attorney's fees, arising solely from Lessee's use of the Leased Premises for any violation or damages therefrom, whether such incident occurred prior to this Lease, during the term of this Lease, or after the termination of this Lease of any environmental laws, rules, and/or regulations of the city, state, or federal government, including all punitive damages which may be awarded.

         Lessee shall not violate or permit to be violated any of the conditions of the policies of insurance described herein and shall perform and satisfy all requirements of the insurers.

         Lessee has Lessor's permission to erect a sign on the exterior of the buildings on the Leased Premises and in the front of the Leased Premises, the size of said signs to conform with governing code requirements. Lessee shall remove such signs upon termination of this Lease.

9.       REPAIRS

         Lessee agrees, to take good care of the Leased Premises, and, at its expense and within a reasonable period of time, to make all repairs, structural and ordinary in and about the Leased Premises necessary to preserve and maintain them in good order and condition as when received under this Lease, except those rendered necessary by fire or other perils covered by the insurance provided by Lessor. Notwithstanding anything to the contrary contained within this Lease, Lessor shall enforce for the Lessee's benefit any construction warranties or guarantees. The provisions of this paragraph are subject to the provisions of the Workletter.

10.      ALTERATIONS OR ADDITIONS BY LESSEE

         Lessee shall not make any material alterations or additions to the Leased Premises, without obtaining Lessor's prior written consent, which consent shall not be unreasonably withheld or delayed, but any and all alterations, additions, or other improvements made by Lessee, with or without the consent of Lessor, regardless of how attached (except movable trade fixtures and equipment), shall become the property of Lessor upon termination of this Lease, without compensation thereof to Lessee, provided Lessor shall have the right to require that Lessee, prior to the termination of this Lease, remove any or all such alterations, additions, or improvements and restore the Leased Premises to their condition at the time of the commencement of this Lease, normal wear and tear excepted.

         Any such alterations, additions, or other improvements made by Lessee shall be made at Lessee's cost and Lessee warrants that such work shall be done in a workmanlike manner, and Lessee shall provide adequate liability insurance and workmen's compensation; Lessee further warrants that such work; shall be free and clear of any liens for labor or materials furnished on or to the herein Leased Premises.

11.      LESSOR'S RIGHT TO INSPECT

         Lessor or Lessor's duly appointed agent, upon advance written notice to Lessee except in the case of an emergency, shall have the right to enter the Leased Premises at all reasonable times for the purpose of inspecting the same.

12.      INSPECTION BY PROSPECTS

         Upon advance written notice to Lessee, Lessee agrees to allow persons authorized by Lessor to inspect the Leased Premises during the term of this Lease with the view of purchasing the same and during the last year of the term of this Lease with the view of renting the same, such inspections to be at reasonable hours.

13.      GENERAL LIABILITY INSURANCE

         During the term of this Lease, Lessee shall keep in effect, at its own cost, public liability and property damage insurance covering any and all claims for injuries to persons or property with a limit of at least $500,000.00 per occurrence. The policy shall name Lessor as an additional insured; and the policy shall contain a clause providing for thirty (30) days written notice to Lessor of cancellation or intent not to renew. A copy of the policy evidencing such insurance shall be delivered to Lessor. After the first five years of the term of this Lease, Lessor may require the aforementioned $500,000.00 policy limit to be increased to $1,000,000.00 upon written notice to Lessee.

         During the term of this Lease, Lessor shall keep in effects at its own cost, public liability and property damage insurance covering any and all claims for injuries to persons or property with a limit of at least $500,000.00 per occurrence. The policy shall name Lessee as an additional insured; and the policy shall contain a clause providing for thirty (30) days written notice to Lessee of cancellation or intent not to renew. A copy of the policy evidencing such insurance shall be delivered to Lessee.

14.      PROPERTY INSURANCE

         a. Tenant agrees to carry insurance against fire and such other perils as are included in a standard extended coverage endorsement in the amount of $450,000.00.

         b. Tenant shall insure the contents within the Leased Premises against fire and the other standard perils in an amount not less than 80% of its face value.

15.      INDEMNIFICATION

         At all times pertinent herein, Lessee shall have custody and control of the building and the Leased Premises; however, in the event Lessor and/or its agents, employees or contractors are on the Leased Premises and its actions or inactions while on the Leased Premises occasion any claim, loss, cost and/or damage then and in that event it shall be primarily liable for any such claim, loss, cost, and/or damage and Lessor agrees to hold Tenant harmless for losses occasioned by such acts notwithstanding anything to the contrary herein. Otherwise, Lessee will at all times protect, indemnify and save and keep Lessor harmless and indemnified against and from all claims, loss, cost, attorneys' fees, damage or expenses arising out of or from any accident or other occurrence in or about the Leased Premises causing injury to any person or property whomsoever or whatsoever, and that they will protect, indemnify, save and keep Lessor harmless against and from any and all claims, loss, cost, attorneys' fees, damages or expense arising out of any failure of Lessee, its agents, employees, licensees, contractors or persons and entities claiming or holding under Lessee in any respect to comply with and perform any of the requirements and provisions of this Lease.

16.      SUBROGATION

         Neither Lessor nor Lessee shall be liable (by way of subrogation or otherwise) to the other party (or to any insurance company insuring the other party) for any loss or damage to any of the property of Lessor or Lessee, as the case may be, covered by insurance carried or required to be carried by a party hereto even though such loss or damage might have been occasioned by the negligence of Lessor or Lessee or their respective invitees.

17.      TAXES

         Tenant shall be responsible for all property and ad valorem taxes against the Leased Premises. Taxes shall be paid to the Sheriff of Lafayette Parish and to the City of Lafayette on the later to occur of (a) December 31 of each year, or (b) within fifteen (15) days of receipt of the tax notice from the Lessor. Lessee shall not be responsible for the payment of any special assessments against the Leased Premises which shall remain the obligation of Lessor.

18.      DAMAGE BY FIRE OR OTHER CASUALTY

         If the Leased Premises are destroyed, or damaged to an extent so as to render them wholly unfit for the purposes for which they are leased, by fire or other casualty, this Lease shall automatically terminate, provided such destruction or damage is not caused by the neglect or design of Lessee. If, however, the Leased Premises are destroyed by fire or other casualty and can be repaired within one hundred eighty (180) days after the date of such fire or other casualty, this Lease shall not terminate and Lessor shall give notice to Lessee within thirty (30) days after such fire or other casualty that Lessor will repair such damage, at Lessor's cost, within said one hundred and eighty
(180) day period, in which case Lessee shall be entitled to a reduction or remission of rent such as shall be just and proportionate, but shall not be entitled to any other damages. If Lessor fails to complete such repairs within said one hundred eighty (180) day period, Lessee shall have the right to terminate this Lease. In the event the cause of the fire is casually related to the acts or omissions of Tenant, rent during the reconstruction phase shall not be abated.

19.      SURRENDER OF POSSESSION

         Upon the expiration or termination of this Lease, Lessee shall surrender possession of the Leased Premises immediately to Lessor. Any holding over by Lessee shall not operate, except by written agreement, to extend or renew this Lease, but in such case, Lessor may terminate Lessee's occupancy at once or may consider such occupancy to be from month to month, and Lessee, in the event of such holding over without Lessor's consent shall pay twice the rent stipulated in this Lease, together with such loss or damage as may be caused to Lessor by such holding over. Notwithstanding anything to the contrary herein, in the event Lessee becomes a holdover tenant, twice rent will not be required during the holdover period unless adequate and timely demand is made by Lessor for payment of twice rent, upon Lessee, and Lessee fails to vacate within thirty (30) days thereafter.

20.      DEFAULT

         If Lessee fails to pay any installment of rent due under this Lease or fails to comply with any other provisions of this Lease, within ten (10) days after notice by Lessor to Lessee demanding same, provided that said notice need not be given with regard to nonpayment of rent after such notice has been given twice during any consecutive twelve (12) month period of this Lease, or Lessee removes from the Leased Premises any property against which Lessor is entitled to a Lessor's lien after a default has occurred or Lessee is adjudged a bankrupt in any involuntary bankruptcy proceeding or files any type of proceeding or applies for any relief under the laws of the United States relating to bankruptcy or state laws relating to insolvency or if a receiver or other custodian is appointed for Lessee for any of Lessee's property by any court, then in any such events, Lessor shall have the right, at Lessor's option, without putting Lessee in default and without notice to vacate, notice of default, (1) to cancel this Lease effective immediately or effective as of any date Lessor may select or (2) to proceed one or more times for past due installments or rent only, without prejudicing the right to proceed later for additional installments or exercise any other remedy, or (3) to declare the unpaid rent for the entire unexpired term of this Lease immediately due and payable and at once demand and receive payment thereof or (4) to have recourse to any other remedy or mode of redress to which Lessor may be entitled by law. In the event Lessor exercises the right to cancel this Lease, then (a) Lessor shall have the right, as soon as said cancellation is effective, to re-enter the Leased Premises and to re-let the same for such price and on such terms as may be immediately available, without notice or court proceedings, Lessee hereby assenting thereto and expressly waiving any notice to vacate, and (b) Lessee shall be and remain liable not only for rent payable to the date such cancellation becomes effective, but also for all damage or loss suffered by Lessor for the remaining term of this Lease resulting from such cancellation. Failure of Lessor to exercise any right granted in this paragraph shall not be construed as a waiver of the right and no indulgence by Lessor shall be construed as a waiver of any right herein granted.

21.      NOTICES

         Any notice to be given under this Lease by Lessor to Lessee shall be considered as duly given if made in writing and delivered to Lessee or deposited in the mail (effective two days after deposit), postage prepaid, by registered or certified mail, addressed to Lessee at the Leased Premises. Any notice to be given under this Lease by Lessee to Lessor shall be considered as duly given if made in writing and delivered to Lessor or deposited in the mail, postage prepaid, by registered or certified mail, addressed to Lessor at the place where rent is required to be paid under this Lease as above provided. Either Lessor or Lessee may change the designated place to which written notice is to be sent by mail, by so advising the other, in writing, by delivery of such advice or by registered or certified mail addressed to the place designated in this Lease or such place as may have been subsequently designated, in accordance with this paragraph.

22.      SUBLEASING OR ASSIGNMENT

         Tenant shall be permitted to sublease, subject to the conditions stated below, but within fifteen (15) days after written notice of its intent to sublease, Lessor has the option to cancel the lease provided that Lessor fully releases Tenant from its obligations set forth in this Lease. No subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. In the event of default by any assignee of Lessee or any successor of Lessee, if the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee, Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignee of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

23.      RELEASE OF LESSOR ON SALE

         Upon a sale or transfer of the Leased Premises by Lessor or a subsequent purchaser or transferor thereof, the purchaser or transferee by virtue of such sale or transfer shall be bound for the performance of all Lessor's agreements and obligations under this Lease and the vendor or transferor shall thereupon be released from any and all liability thereafter arising under this Lease. Lessor hereunder shall insure that a subsequent purchaser or transferor assumes the obligations of this Lease in writing.

24.      LATE CHARGES

         Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include but are not limited to processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust not covering the Leased Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's design within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

25.      PAST DUE OBLIGATIONS

         Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

26.      ATTORNEY'S FEES

         If either party employs an attorney to enforce any provision hereof, or to protect such party's interest in any manner arising under this Lease, the nonprevailing party in any such action pursued in an alternative dispute resolution format or in courts of competent jurisdiction, the finality of which is not legally contestable, agrees to pay the prevailing party all reasonable attorneys' fees expended or incurred by the prevailing party in connection therewith. The provisions of this paragraph shall survive the termination of this Lease.

27.      ESTOPPEL CERTIFICATE

         Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge, and deliver to Lessor a statement in writing (i) certifying that this Lease is modified and in full force and effect (or, if modified, stating the nature of such modification, and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and
(ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Leased Premises. Lessor shall reimburse Lessee for its reasonable attorney's fees incurred in connection with any request under this paragraph.

         At Lessor's option Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

28.      SUBORDINATION

         Lessee agrees that Lessee will at any time, upon demand of Lessor subordinate this Lease to the lien of any mortgage or mortgages which Lessor has placed or may hereafter place on the Leased Premises, provided that in any such mortgage the mortgagee shall agree, for itself and for each and every subsequent owner or holder of the mortgage and mortgage note and for any receiver or purchaser of the Leased Premises the event of foreclosure, that Lessee's peaceable and quite possession of the Leased Premises will not be disturbed on account of such mortgage or by reason of anything done or caused to be done thereunder, so long as Lessee pays the rents reserved under this Lease and keeps the covenants, agreements, and stipulations of this Lease on the part of Lessee to be kept.

29.      WHOLE AGREEMENT

         The whole agreement between the parties hereto is set forth in this instrument and they shall not be bound by any agreements, conditions, understandings, or representations other than are expressly stipulated and set forth herein or in any amendments hereto.

30.      CONFLICT

         If there is any conflict between the printed portions and the typewritten or handwritten portions of this Lease, the typewritten or handwritten portions shall prevail.

31.      LESSOR'S RIGHTS

         Lessor reserves to itself the right, from time to time, to grant such easements, rights, and dedications that Lessor deems necessary or desirable, and to cause the recordation or servitudes and restrictions, so long as such easements, rights, dedications, servitudes, and restrictions do not unreasonably interfere with the use of the Leased Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

32.      STRICT PERFORMANCE

         Failure of Lessor to require strict performance by Lessee of any of the covenants, provisions, or conditions of this Lease, on one or more occasions, shall not constitute a waiver by Lessor of the right thereafter to require strict compliance with said covenants, provisions, and conditions.

33.      RECORDATION

         Lessor shall duly record a fully executed copy of this Lease (with purchase option) within ten (10) days of execution by Lessee and delivery hereof to Lessor.

34.      BINDING AGREEMENT

         All the provisions contained herein shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successors, assigns, affiliates, nominees, and representatives.

35.      DISCRIMINATION

         Lessor promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, religion, national origin, or marital status in the leasing, subleasing, transferring, occupancy, tenure, or use of the Leased Premises or any portion thereof.

36.      GOVERNING LAWS

         This Lease shall be deemed to be a contract made under the laws of the State of Louisiana and shall be construed in accordance with and governed by the laws of the State of Louisiana and ordinances of the municipality and Parish where the Leased Premises are situated and the rules and regulations of their duly constituted authorities.

37.      AUTHORITY

         The person signing this Lease on behalf of Lessee represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Lessee shall deliver to Lessor a certified copy of a resolution of Lessee's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Lessor. The person signing this Lease for Lessor represents and warrants that he is a partner of the partnership, that he has full authority to sign for the partnership and that this Lease binds the partnership and all partners of the partnership. Lessor shall give written notice to Lessee of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Lessor shall deliver to Lessee a copy of Lessor's recorded statement of partnership or certificate of limited partnership.

38.      LESSEE'S PURCHASE OPTION

         Provided that Lessee has paid in full all rental then due hereunder and is not then in default, at any time after seven (7) years from the date of the first rental payment of this Lease to the end of the primary term, Lessee shall have the option (the "Option") to purchase the Leased Premises, together with any improvements or fixtures located thereon. Lessee may exercise the Option by giving Lessor written notice of Lessee's election to exercise the Option. Within twenty (20) days after the date (the "Exercise Date") Lessee exercises the Option, Lessor shall, at Lessor's expense, deliver or cause to be delivered to Lessee the following: (a) a title commitment (the "Title Commitment") setting forth the status of the title to the Leased Premises, (b) two (2) current original signed surveys of the Leased Premises (the "Survey") with a certification reasonably acceptable to Lessee, and (c) any reports or information regarding the Leased Premises in Lessor's possession. Lessee may object to any matters reflected by, or omitted in, any such items by giving Lessor written notice of such objection within fifteen (15) days after Lessee's receipt of all such items. Lessor may attempt to cure such objectionable matters within fifteen (15) days of the date of Lessee's notice. If Lessor fails to timely cure such objectionable matters, Lessee may (a) terminate the Option, in which event this Lease shall continue in full force and effect, or
(b) elect to purchase the Leased Premises subject to the objectionable matters. The purchase price (the "Purchase Price") for the Leased Premises shall be Four Hundred Eighty-Five Thousand and No/100 Dollars ($485,000.00).

         If all obligations and conditions described above are satisfied, the closing (the "Closing") of the purchase and sale of the Leased Premises shall occur sixty (60) days after the Exercise Date. At the Closing, the matters described below shall occur. The performance or tender of performance of such matters are concurrent conditions and neither Lessor nor Lessee shall be obligated to perform its obligations under this paragraph unless, coincident therewith, the other party performs or tenders performance of its obligations under this paragraph.

         Lessor shall perform the following at the Closing:

         (a) Lessor shall execute, have acknowledged, and deliver to Lessee an Act of Cash Sale in reasonably acceptable form conveying to Lessee good and indefeasible fee simple title to the Leased Premises;

         (b) Lessor shall execute and deliver to Lessee a sworn certificate stating Lessor's United States taxpayer identification number and stating that Lessor is not a "foreign person" within the meaning of Section 1445 of the United States Internal Revenue Code of 1986, as amended, and otherwise complying with Section T1.1445-2T of the regulations promulgated under Section 1445;

         (c) Lessor, at Lessor's expense, shall cause an Owner's Policy of Title Insurance, insuring fee simple title to the Leased Premises in Lessee in the amount of the Purchase Price to be delivered to Lessee; and

         (d) Lessor shall execute and deliver to Lessee an assignment of Lessor's interest in and to any contracts related to the Leased Premises.

         At the Closing, Lessee shall pay to Lessor the Purchase Price. All rent due hereunder shall be prorated on a daily basis to the date of the Closing. At the Closing the parties will execute and deliver such documents, and take such other actions, as may be reasonable, necessary, or appropriate to affect the sale of the Leased Premises to Lessee. At the Closing, Lessor and Lessee shall execute, acknowledge, and deliver to one another a recordable instrument evidencing the termination of this Lease with respect to the Leased Premises. At the Closing, the other costs of Closing shall be allocated between Lessor and Lessee in the manner customarily allocated between buyers and sellers of real property in Lafayette, Louisiana.

         Between the Exercise Date and the Closing, Lessor will not, without the prior written consent of Lessee, (i) create any lien, security interest, pledge, assignment, claim, charge, encumbrance, conditional sales contract, option, lease, restrictive covenant, right of first refusal, preferential purchase right, condition, easement, right-of- way, exception, encroachment, overlay, title defect, or other outstanding right, title, interest, or estate applicable to the Leased Premises or (ii) enter into any material contracts, agreements, or understandings pertaining to the Leased Premises.

         If Lessor fails to close the purchase and sale of the Leased Premises or fails to satisfy any of its obligations under this Section 38, Lessee may, at Lessee's option, (a) terminate this Lease and terminate Lessee's obligation to purchase the Leased Premises, (b) terminate this Lease and seek specific performance of Lessor's obligations under this Section 38, (c) terminate Lessee's obligation to purchase the Leased Premises and maintain this Lease in full force and effect, or (d) maintain this Lease in full force and effect and seek specific performance of Lessor's obligations under this Section 38. If Lessee fails to close the purchase and sale of the Leased Premises or fails to satisfy any of its obligations under this Section 38, Lessor shall, as Lessor's sole and exclusive remedy, terminate the Option, recover all costs incurred, including reasonable attorney's fees, in satisfying its obligation to convey title, and either terminate or maintain this Lease in full.

         IN WITNESS WHEREOF, the parties have executed this Lease on the ____ day of _______________, 1993.

                                        LESSOR:

                                        C & M LAND ACCOUNT



                                        By:
---------------------------                ----------------------------
Witness                                    Don Carlin, Partner


                                        LESSEE:

                                        HANOVER COMPRESSOR COMPANY



                                        By:
---------------------------                ----------------------------
Witness
                                           Name:
                                                -----------------------
                                           Title:
                                                 ----------------------

STATE OF TEXAS            )
                          )
COUNTY OF HARRIS          )

         On this ______ day of _________________, 1993, before me personally came ______________________________, to me known, who being by me duly sworn, did depose and say that he is the ____________________ of HANOVER COMPRESSOR COMPANY, the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                        -------------------------------------
                                        Notary Public





STATE OF LOUISIANA        )
                          )
PARISH OF LAFAYETTE       )

         On this ______ day of _________________, 1993, before me personally came ______________________________, to me known, who being by me duly sworn, did depose and say that he is the Managing Partner of C & M LAND ACCOUNT, the partnership described in and which executed the above instrument; that he signed this document as the act of said partnership.





                                        -------------------------------------
                                        Notary Public

                                  EXHIBIT "A"


         Those certain parcels of land situated in Section 97, T-10-S, R-5-E, Lafayette Parish, Louisiana, and being further identified and designated as Lot 40 and Lot 41, Thruway Park Annex 1A, as shown on a Plat of Survey prepared by Richard A. Dupuis, Land Surveyor, dated May 22, 1975, and revised May 4, 1977, and June 13, 1977, which is paraphed "Ne Varietur" for identification and attached to File No. 77-14391, attached hereto by reference thereto.

                                   WORKLETTER


         THIS WORKLETTER (herein so called) is made and entered into this _____ day of June, 1993, in connection with a Lease Agreement (the "Lease"), executed concurrently herewith by and between C & M LAND ACCOUNT ("Landlord") and HANOVER COMPRESSOR COMPANY ("Tenant"), which together with the Lease constitutes the entire agreement of Landlord and Tenant with respect to the construction and completion of the Leased Premises described in the Lease.

1. Description of Work. Landlord is responsible for completing in a good and workmanlike manner all work (the "Leasehold Improvements") described in the plans and specifications (the "Final Plans") attached hereto as Exhibit "A" and made a part hereof for all intents and purposes. Tenant shall not be responsible for any work.

2. Building Permit; Certificate of Occupancy; Availability of Utilities. Landlord is responsible for obtaining all necessary building and other permits for construction of the Leasehold Improvements and for obtaining a certificate of occupancy permitting unconditional occupancy and use of the Leased Premises after completion of the Leasehold Improvements, and shall provide a true copy to Tenant promptly upon Landlord's receipt thereof. Additionally Landlord shall be responsible for insuring all necessary utilities are available at the Leased Premises ready for connection by Tenant.

3. Construction. Construction of the Leasehold Improvements shall be performed by Landlord and its contractors so long as Landlord's contractor is a reputable, experienced commercial contractor and has been approved by Tenant, as agreed in writing between Landlord and Tenant.

4. Ready for Occupancy. For the purpose of the Lease, the Leased Premises are "ready for occupancy" on the first to occur of (1) the date that there is delivered to Tenant a certificate of substantial completion from the Landlord's architect, or (ii) on the date on which Tenant begins occupancy of the Leased Premises.

         EXECUTED as of the date and year first above written.

LANDLORD:                                   TENANT:

C & M LAND ACCOUNT                          HANOVER COMPRESSOR COMPANY


By:                                         By:
   -------------------------                   -------------------------
Name:                                       Name:
     -----------------------                     -----------------------
Title:                                      Title:
      ----------------------                      ----------------------